UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2025

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Shake Shack Inc. (“Shake Shack”) held its annual meeting of stockholders (the “Annual Meeting”) on June 4, 2025. At the Annual Meeting, the Company’s stockholders were asked to vote on three proposals: (i) to elect three Class I directors; (ii) to ratify the appointment of Ernst & Young LLP as Shake Shack’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) to conduct an advisory vote on the compensation of named executive officers. The results of the stockholder vote are set forth below.

Proposal 1 - Election of Directors

Shake Shack’s stockholders elected three nominees, Daniel Meyer, Jeff Flug, and Lori George, as Class I directors to hold office until the annual meeting of stockholders to be held during Shake Shack’s 2028 fiscal year and until their respective successor is duly elected and qualified. The results of the stockholder vote are set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Daniel Meyer	29,821,669	3,320,031	4,374,237
Jeff Flug	30,974,665	2,167,035	4,374,237
Lori George	23,660,329	9,481,371	4,374,237

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

Shake Shack’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,333,875	161,865	20,197	0

Proposal 3 - Advisory Vote on the Compensation of Named Executive Officers

Shake Shack’s stockholders approved the advisory resolution approving the compensation of Shake Shack’s Named Executive Officers. The voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,508,136	1,494,774	138,790	4,374,237

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

Date: June 4, 2025	By:	/s/ Ronald Palmese, Jr.
Ronald Palmese, Jr.
Chief Legal Officer